EXHIBIT 24


                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, THAT I, Peter M. George, Director of US Airways Group, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of May, 1999.


                                   /s/ Peter M. George
                                   _____________________





                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert LeBuhn, Director of US Airways Group, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of May, 1999.


                                   /s/ Robert LeBuhn
                                   _________________





                       POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, THAT I, Thomas H. O'Brien, Director of US Airways Group, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of May, 1999.


                                   /s/ Thomas H. O'Brien
                                   _____________________





                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, THAT I, Hanne M. Merriman, Director of US Airways Group, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of May, 1999.


                                   /s/ Hanne M. Merriman
                                   _____________________





                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, THAT I, Mathias J. DeVito, Director of US Airways Group, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of May, 1999.


                                   /s/ Mathias J. DeVito
                                   _____________________





                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, THAT I, John G. Medlin,Jr., Director of US Airways Group, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of May, 1999.


                                   /s/ John G. Medlin, Jr.
                                   _______________________





                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, THAT I, Richard B. Priory, Director of US Airways Group, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of May, 1999.


                                   /s/ Richard B. Priory
                                   _____________________





                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, THAT I, Raymond W. Smith, Director of US Airways Group, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of May, 1999.


                                   /s/ Raymond W. Smith
                                   ____________________





                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, THAT I, Hilda Ochoa-Brillembourg, Director of US Airways Group, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of May, 1999.



                                   /s/ Hilda Ochoa-Brillembourg
                                   ____________________________





                     POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert L. Johnson, Director of US Airways Group, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of May, 1999.


                                   /s/ Robert L. Johnson
                                   _____________________





                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, THAT I, Peter M. George, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of May, 1999.


                                   /s/ Peter M. George
                                   _____________________





                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert LeBuhn, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of May, 1999.


                                   /s/ Robert LeBuhn
                                   _________________





                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, THAT I, Thomas H. O'Brien, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of May, 1999.


                                   /s/ Thomas H. O'Brien
                                   _____________________





                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, THAT I, Hanne M. Merriman, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of May, 1999.


                                   /s/ Hanne M. Merriman
                                   _____________________





                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, THAT I, Mathias J. DeVito, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of May, 1999.


                                   /s/ Mathias J. DeVito
                                   _____________________





                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, THAT I, John G. Medlin, Jr., Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of May, 1999.


                                   /s/ John G. Medlin, Jr.
                                   _______________________





                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, THAT I, Richard B. Priory, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of May, 1999.


                                   /s/ Richard B. Priory
                                   _____________________





                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, THAT I, Raymond W. Smith, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of May, 1999.


                                   /s/ Raymond W. Smith
                                   ____________________





                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, THAT I, Hilda Ochoa-Brillembourg, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of May, 1999.



                                   /s/ Hilda Ochoa-Brillembourg
                                   ____________________________





                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert L. Johnson, Director of US Airways, Inc. (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-3 or other appropriate Forms, including any supplements and amendments thereto, of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration of the Company's pass through certificates.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of May, 1999.


                                   /s/ Robert L. Johnson
                                   _____________________